                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         ______________________________

                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 18, 2001



                          PINNACLE DATA SYSTEMS, INC
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

            Ohio                        0-28483            31-1263732
----------------------------            -------            ------------------
(State or other jurisdiction of         Commission         (IRS Employer
incorporation)                          File Number)       Identification No.)

6600 Port Road, Groveport, Ohio                             43125
-------------------------------                             -------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (614) 748-1150
                                                     --------------

Item 7. Financial Statements and Exhibits.


      (c) EXHIBITS. The following Exhibit is furnished as part of this Report to the extent described in Item 9.

            (99) Press release relating to agreement with Hewlett-Packard.


Item 9. Regulation FD Disclosure

      On September 18, 2001, Pinnacle Data Systems, Inc. issued a press release with respect to an agreement entered into with Hewlett-Packard. The press release, which is attached as Exhibit 99, is not filed but is furnished pursuant to Regulation FD.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PINNACLE DATA SYSTEMS, INC.



Date: September 18, 2001                By /s/ Michael R. Sayre
                                           ---------------------------
                                               Michael R. Sayre,
                                               Executive Vice President
                                               Corporate Strategy & Finance

                                 EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

    99 Press Release issued September 18, 2001, relating to an Agreement with Hewlett-Packard is furnished as described in Item 9.